UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2006

SAXON CAPITAL, INC.
(Exact name of registrant as specified in its charter)

_____________________________

Maryland (State or other jurisdiction of Incorporation)	001-32447 (Commission File Number)	30-0228584 (I.R.S. Employer Identification No.)
4860 Cox Road, Suite 300 Glen Allen, Virginia (Address of principal executive offices)		23060 (Zip Code)

Registrant’s telephone number, including area code (804) 967-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

In a press release dated October 31, 2006, Saxon Capital, Inc. (the “Company”) announced that at a special meeting of shareholders held on October 31, 2006 in Glen Allen, Virginia, the Company’s shareholders approved the merger, upon the terms and subject to the conditions set forth in the Agreement and Plan of Merger (the “Merger Agreement”), dated as of August 8, 2006, by and among Morgan Stanley Mortgage Capital Inc. (“MS Mortgage”), Angle Merger Subsidiary Corporation, a direct wholly-owned subsidiary of MS Mortgage, and the Company, of Angle Merger Sub Corporation with and into the Company, with the Company becoming a wholly-owned subsidiary of MS Mortgage, and the other transactions contemplated by the Merger Agreement, including an amendment to the Company’s corporate charter as part of the merger.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit 99.1	Press Release dated October 31, 2006

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 2006	SAXON CAPITAL, INC. By: /s/Robert B. Eastep
Robert B. Eastep
Executive Vice President and Chief Financial Officer

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Index to Exhibits

Exhibits  Description

Exhibit 99.1	Press Release dated October 31, 2006.

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